Exhibit 99.2

CollectorSolutions, Inc.

AND SUBSIDIARY

PENSACOLA, FLORIDA

CONSOLIDATED FINANCIAL STATEMENTS

march 31, 2016 and 2015

CollectorSolutions, Inc.

AND SUBSIDIARY

PENSACOLA, FLORIDA

CONSOLIDATED FINANCIAL STATEMENTS

march 31, 2016 and 2015

CONTENTS

PAGE

Independent Accountant’s Review Report	1

Consolidated Balance Sheets	3

Consolidated Statements of Income and Retained Earnings	4

Consolidated Statements of Cash Flows	5

Notes to Consolidated Financial Statements	6

Supplementary Information:

Consolidating Statements of Income	13

INDEPENDENT ACCOUNTANT’S REVIEW REPORT

To the Board of Directors

CollectorSolutions, Inc.

Pensacola, Florida

We have reviewed the accompanying consolidated balance sheets of CollectorSolutions, Inc. and subsidiary as of March 31, 2016 and 2015, and the related consolidated statements of income and retained earnings and cash flows for the three-month periods then ended. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the consolidated financial statements as a whole. Accordingly, we do not express such an opinion.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement whether due to fraud or error.

Accountants’ Responsibility

Our responsibility is to conduct the reviews in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the consolidated financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

Accountants’ Conclusion

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

To the Board of Directors

CollectorSolutions, Inc.

Supplementary Information

The supplementary information included in the consolidating statements of income is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. The consolidating statements of income are presented for purposes of additional analysis of the consolidated financial statements rather than to present the results of operations of the individual companies, and are not a required part of the consolidated financial statements. The information is the representation of management. We have reviewed the information and, based on our reviews, we are not aware of any material modifications that should be made to the information in order for it to be in accordance with accounting principles generally accepted in the United States of America. We have not audited the information and, accordingly, do not express an opinion on such information.

/s/ Saltmarsh, Cleaveland & Gund

Pensacola, Florida

June 3, 2016

COLLECTORSOLUTIONS, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
MARCH 31, 2016 AND 2015

ASSETS
	2016	2015
Current Assets:
Cash and cash equivalents	$61,184	$331,139
Accounts receivable	521,153	452,991
Settlement assets -
Cash	5,373,413	6,047,779
Settlement receivables	6,161,691	5,637,005
Related party loans receivable	-	9,045
Prepaid expenses and other current assets	105,619	47,234
Total current assets	12,223,060	12,525,193

Property and Equipment, net	901,962	450,170

Other Assets:
Related party loans receivable, less current portion	-	101,245
Intangible assets, net	191,667	225,000
Total other assets	191,667	326,245

Total Assets	$13,316,689	$13,301,608

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
Current portion of long-term debt	$877,990	$603,692
Accounts payable	248,324	239,546
Accrued expenses	1,210,141	993,318
Income taxes payable	7,007	70,882
Settlement obligations	10,315,081	10,814,341
Total current liabilities	12,658,543	12,721,779

Other Liabilities:
Long-term debt, less current portion	497,118	1,125,440
Deferred income taxes	343,000	146,000
Total other liabilities	840,118	1,271,440

Total liabilities	13,498,661	13,993,219

Commitments and Contingencies	--	--

Stockholders' Deficit:
Common stock - no par value; 500,000 shares authorized, 251,895 issued	55,728	55,728
Retained earnings	1,681,017	1,171,378
Treasury stock, at cost; 63,943 shares	(1,918,717)	(1,918,717)
Total stockholders' deficit	(181,972)	(691,611)

Total Liabilities and Stockholders' Deficit	$13,316,689	$13,301,608

See independent accountant's review report

and the accompanying notes.

COLLECTORSOLUTIONS, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS
THREE MONTHS ENDED MARCH 31, 2016 AND 2015

	2016	2015

Revenue	$4,741,259	$4,218,276

Costs of Revenue	2,711,313	2,575,142

Gross Profit	2,029,946	1,643,134

Selling, General and Administrative Expenses	1,773,042	1,283,794

Depreciation and Amortization	27,952	51,300

Income From Operations	228,952	308,040

Other Income (Expense):
Interest income	1,037	388
Interest expense	(15,218)	(15,498)
Total other expense, net	(14,181)	(15,110)

Income Before Income Taxes	214,771	292,930

Income Tax Expense	86,100	114,900

Net Income	128,671	178,030

Retained Earnings, Beginning of Period	1,552,346	993,348

Retained Earnings, End of Period	$1,681,017	$1,171,378

See independent accountant's review report

and the accompanying notes.

COLLECTORSOLUTIONS, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2016 AND 2015

	2016	2015
Cash Flows From Operating Activities:
Net income	$128,671	$178,030
Adjustments to reconcile net income
to net cash provided by (used in) operating activities:
Depreciation and amortization	27,952	51,300
Forgiveness of related party loans	103,574	-
Deferred income taxes	77,000	31,000
Changes in operating assets and liabilities -
Accounts receivable	(84,236)	61,436
Settlement assets	3,512,054	1,855,898
Income taxes receivable	22,565	-
Prepaid expenses and other current assets	(30,537)	(247)
Accounts payable	(83,982)	(58,825)
Accrued expenses	(75,458)	(53,703)
Income taxes payable	7,007	(41,018)
Settlement obligations	(3,901,208)	(2,061,571)
Net cash used in operating activities	(296,598)	(37,700)

Cash Flows From Investing Activities:
Purchases of property and equipment	(62,106)	(30,468)
Loan to related party	-	(49,000)
Repayment of loans to related parties	1,021	2,047
Net cash used in investing activities	(61,085)	(77,421)

Cash Flows From Financing Activities:
Proceeds from revolving loans	1,064,732	449,000
Repayment of revolving loans	(1,020,000)	(406,300)
Repayment of long-term debt	(101,078)	(31,788)
Net cash provided by (used in) financing activities	(56,346)	10,912

Net Decrease in Cash and Cash Equivalents	(414,029)	(104,209)

Cash and Cash Equivalents at Beginning of Period	475,213	435,348

Cash and Cash Equivalents at End of Period	$61,184	$331,139

Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for interest	$15,218	$15,498
Cash paid during the period for income taxes	$-	$125,000

Supplemental Disclosures of Noncash Investing and Financing Activities:
Purchases of property and equipment included in accrued expenses	$152,000	$62,375

See independent accountant's review report

and the accompanying notes.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

COLLECTORSOLUTIONS, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2016 and 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business:

CollectorSolutions, Inc. (“CSI”) provides electronic payment processing services primarily to government agencies, tax collectors, municipalities, and utilities throughout the United States of America. CSI specializes in the processing, management and reconciliation of credit card, debit card and electronic check (“e-check”) payments executed via web, integrated voice response (“IVR”), point-of-sale or mobile devices. CSI is incorporated under the laws of the State of Florida, with its headquarters located in Pensacola, Florida.

In June 2014, CSI Health, LLC (“CSI Health”) was organized under the laws of the State of Florida. CSI Health is owned 51% by CSI and 49% by certain employees of CSI. CSI Health is engaged in the business of providing patient engagement and data analysis services and products for counties and municipalities administering Medicaid programs. No revenues have been generated by CSI Health. Selling, general and administrative expenses incurred by CSI Health during the three-month periods ended March 31, 2016 and 2015, were $52,909 and $47,380, respectively. Effective March 16, 2016, CSI sold its entire ownership interest in CSI Health to a minority interest holder for $1.

Principles of Consolidation:

The consolidated financial statements include the accounts of CSI and its majority-owned subsidiary, CSI Health (collectively, the “Company”) through March 16, 2016. All intercompany balances and transactions have been eliminated.

Use of Estimates:

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition:

CSI’s revenue is derived from processing credit card, debit card and e-check transactions, including authorization, capture, clearing, settlement and information reporting of the electronic transactions. The fees charged consist of either a percentage of the dollar volume of the transaction or a fixed fee, or both, and are recognized at the time of the transaction. Amounts charged include interchange fees of $1,976,198 and $2,147,195 for the three-month periods ended March 31, 2016 and 2015, respectively. Other fees assessed to certain customers and remitted to partner entities for web and IVR supporting services provided by CSI’s partner entities are presented on a net basis.

COLLECTORSOLUTIONS, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2016 and 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Costs of Revenue:

CSI’s costs of revenue consist of processing and interchange fees paid to processors and payment networks.

Cash and Cash Equivalents:

The Company considers all highly liquid investments readily convertible to cash with an initial maturity of three months or less to be cash equivalents.

Accounts Receivable:

Accounts receivable represent processing revenues earned but not collected. These amounts are billed to certain customers on a monthly basis apart from the settlement process. Accounts receivable are reported at the amount management expects to collect from balances outstanding. Management analyzes historical bad debts, customer concentrations, customer credit-worthiness, current economic trends and changes in customers’ payment tendencies when evaluating the adequacy of the allowance for doubtful accounts. Uncollectible receivables are written off when all collection procedures have been exhausted. There was no allowance for doubtful accounts as of March 31, 2016 and 2015.

Settlement Assets and Obligations:

Settlement assets and obligations result from CSI’s processing services and associated settlement activities. Settlement receivables are due from credit card associations and debit networks. Certain cash accounts included in settlement assets are accounts to which CSI does not have legal ownership but has the right to use to satisfy the related settlement obligations. CSI records corresponding settlement obligations for amounts payable to customers, net of processing fees earned by CSI. Settlement receivables and payables for credit and debit card transactions are recorded at the gross transaction amounts. The gross amounts are then processed through CSI’s settlement accounts, and CSI retains its fees for the transactions upon settlement. In processing e-check transactions, CSI provides instructions to originating depository financial institutions to transfer funds to its customers’ designated bank accounts from their customers’ designated bank accounts, pursuant to their customers’ authorization and instruction in a given payment transaction. Settlement receivables for e-check transactions consist of only CSI’s fees for the transactions. Settlement receivables are generally collected within four business days. Settlement obligations are generally paid within three business days, regardless of when the related settlement receivables are collected.

COLLECTORSOLUTIONS, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2016 and 2015

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment:

Property and equipment are stated at cost. Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets, ranging from three to seven years. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in operations for the period. The cost of maintenance and repairs is expensed as incurred. Significant renewals and betterments are capitalized.

Intangible Assets:

Intangible assets consist of acquired customer relationships that are being amortized on a straight-line basis over a period of 15 years. CSI acquired the customer relationships in December 2006 for $500,000. CSI reviews the acquired customer relationships for possible impairment whenever events or changes in circumstances indicate that carrying amounts may not be recoverable. There was no impairment indicated at March 31, 2016. Accumulated amortization was $308,333 and $275,000 at March 31, 2016 and 2015, respectively. Amortization expense was $8,333 for each of the three-month periods ended March 31, 2016 and 2015. Amortization expense will be $33,333 for each of the next four years and $25,002 for the fifth year.

Income Taxes:

CSI’s current income taxes are based on the taxable income for the period. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

For federal income tax purposes, CSI Health has elected to be taxed as a partnership. In accordance with the terms of the Operating Agreement, all of CSI Health’s losses were allocated to CSI.

Subsequent Events:

Management has evaluated subsequent events through June 3, 2016, which is the date the consolidated financial statements were available to be issued.

COLLECTORSOLUTIONS, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2016 and 2015

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	2016	2015

Software	$736,523	$149,211
Equipment	360,541	646,042
Furniture and fixtures	66,956	57,081
	1,164,020	852,334
Less accumulated depreciation	262,058	402,164

Property and equipment, net	$901,962	$450,170

Depreciation expense for the three-month periods ended March 31, 2016 and 2015, was $19,619 and $42,967, respectively.

NOTE 3 - RELATED PARTY TRANSACTIONS

Related Party Loans Receivable:

CSI had unsecured loans receivable due from one executive officer and stockholder of $94,788 as of March 31, 2015. Additionally, CSI had an unsecured loan receivable due from a second executive officer and stockholder of $15,502 as of March 31, 2015. Interest on the loans ranged from 1.6% to 1.8%. In December 2015, the Board of Directors agreed to forgive the remaining balances due on these loans at any time after January 1, 2016. In February 2016, the remaining balances of $103,574 due on these loans were forgiven and recognized in selling, general and administrative expenses.

COLLECTORSOLUTIONS, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2016 and 2015

NOTE 4 - LONG-TERM DEBT

Long-term debt consists of the following:

	2016	2015

$250,000 revolving line of credit, interest at the greater of
4.75% or prime plus 1.35% (4.85% at March 31, 2016)	$250,000	$249,992

Notes payable, maturities through November 2018,
interest at fixed rates ranging from 4.3% to 4.55%	864,937	1,208,938

Note payable to former stockholder, unsecured, interest at 3%	260,171	270,202
	1,375,108	1,729,132
Less current maturities	877,990	603,692

Long-term debt, less current portion	$497,118	$1,125,440

Scheduled maturities of long-term debt are as follows:

Twelve months ended March 31,
2017	$877,990
2018	292,773
2019	204,345

$1,375,108

CSI has a $250,000 revolving line of credit that is due on demand and matures in June 2017. Interest-only payments on outstanding borrowings are due monthly. Substantially all of CSI’s assets collateralize the borrowings under the revolving loan and notes payable. The revolving loan and notes payable are personally guaranteed by an executive officer and stockholder. In addition, each of these loans is subject to cross-collateral and cross-default provisions with each of the other loans with the bank. Covenants include requirements for minimum debt service coverage ratios.

CSI also has an unsecured $500,000 revolving line of credit that matures in October 2016 from another bank. The line of credit bears interest at one-month LIBOR plus 2%. Interest-only payments on outstanding borrowings are due monthly. At March 31, 2016 and 2015, there was no balance outstanding.

cOLLECTORSOLUTIONS, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2016 and 2015

NOTE 4 - LONG-TERM DEBT (Continued)

The note payable to a former stockholder, originally scheduled to mature in 2035, is subject to accelerated repayment if the Company is sold. As discussed in Note 8, management sold the Company effective May 31, 2016. Accordingly, the balance is classified as a current liability at March 31, 2016.

NOTE 5 - INCOME TAXES

The provision for income taxes consists of the following:

	2016	2015
Current:
Federal	$8,800	$73,400
State	300	10,500
	9,100	83,900
Deferred:
Federal	69,100	27,800
State	7,900	3,200
	77,000	31,000

Total income tax expense	$86,100	$114,900

The effective income tax rate for the three-month periods ended March 31, 2016 and 2015, differs from the statutory federal tax rate due to the effects of state taxes and expenses deductible for financial reporting purposes that are not deductible for tax purposes. CSI’s deferred tax liability of $343,000 and $146,000 as of March 31, 2016 and 2015, respectively, relates to depreciation of property and equipment.

NOTE 6 - COMMITMENTS AND CONTINGENCIES

Operating Lease:

The Company leased its office facilities under an operating lease that expired on May 31, 2016. As discussed in Note 8, the Company was sold effective May 31, 2016. Under the lease, the Company was also obligated to pay its proportionate share of the lessor’s operating expenses, including taxes, insurance, common area maintenance charges, and various other expenses related to property. Rent expense was approximately $36,000 for each of the three-month periods ended March 31, 2016 and 2015. The future minimum lease payments of $15,426 (excluding taxes and other charges) were payable through May 2016.

COLLECTORSOLUTIONS, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2016 and 2015

NOTE 6 - COMMITMENTS AND CONTINGENCIES (Continued)

Concentration - Major Customers:

CSI derived 42% and 41% of its revenue for the three-month periods ended March 31, 2016 and 2015, respectively, from contracts with various state agencies, county governments, and municipal utilities in one state.

Concentration of Credit Risk:

CSI’s cash balances held at financial institutions are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits.  At March 31, 2016, CSI had cash balances of approximately $1,583,000 held by financial institutions in excess of insured limits.

NOTE 7 - EMPLOYEE BENEFIT PLAN

CSI sponsors a defined contribution 401(k) plan that covers substantially all employees. CSI makes matching contributions of 100% of applicable pre-tax contributions up to the first 3% of included compensation, plus 50% of applicable contributions up to the next 2% of included compensation. CSI’s matching contributions were $26,859 and $21,961 for the three-month periods ended March 31, 2016 and 2015, respectively. Profit sharing contributions are made at the discretion of the Board of Directors. Profit sharing contributions, if any, are included in accrued expenses at the end of the period and paid to the plan the following calendar year. There were no profit sharing contributions for the three-month periods ended March 31, 2016 and 2015.

NOTE 8 - MERGER AGREEMENT

On February 22, 2016, CSI entered into an agreement to be acquired by JetPay Corporation (“JetPay”), a leading provider of ecommerce debit and credit card processing, payroll and human capital management, and prepaid card services. The Board of Directors of both companies approved the transaction in May 2016 and the merger was effective May 31, 2016. The acquisition will be funded primarily through the issuance of shares of JetPay common stock and the assumption of CSI’s debt. During the three months ended March 31, 2016, CSI incurred $151,512 in legal expenses associated with the merger. No legal expenses associated with the merger were incurred during the three months ended March 31, 2015.

SUPPLEMENTARY INFORMATION

COLLECTORSOLUTIONS, INC. AND SUBSIDIARY
CONSOLIDATING STATEMENTS OF INCOME
THREE MONTHS ENDED MARCH 31, 2016

	Collector	CSI
	Solutions, Inc.	Health, Inc.	Eliminations	Consolidated

Revenue	$4,741,259	$-	$-	$4,741,259

Costs of Revenue	2,711,313	-	-	2,711,313

Gross Profit	2,029,946	-	-	2,029,946

Selling, General and
Administrative Expenses	1,720,133	52,909	-	1,773,042

Depreciation and Amortization	27,952	-	-	27,952

Income (Loss) From Operations	281,861	(52,909)	-	228,952

Other Income (Expense):
Loss from subsidiary	(52,909)	-	52,909	-
Interest income	1,037	-	-	1,037
Interest expense	(15,218)	-	-	(15,218)
Total other expense, net	(67,090)	-	52,909	(14,181)

Income (Loss) Before Income Taxes	214,771	(52,909)	52,909	214,771

Income Tax Expense	86,100	-	-	86,100

Net Income (Loss)	$128,671	$(52,909)	$52,909	$128,671

COLLECTORSOLUTIONS, INC. AND SUBSIDIARY
CONSOLIDATING STATEMENTS OF INCOME
THREE MONTHS ENDED MARCH 31, 2015

	Collector	CSI
	Solutions, Inc.	Health, Inc.	Eliminations	Consolidated

Revenue	$4,218,276	$-	$-	$4,218,276

Costs of Revenue	2,575,142	-	-	2,575,142

Gross Profit	1,643,134	-	-	1,643,134

Selling, General and
Administrative Expenses	1,236,414	47,380	-	1,283,794

Depreciation and Amortization	51,300	-	-	51,300

Income (Loss) From Operations	355,420	(47,380)	-	308,040

Other Income (Expense):
Loss from subsidiary	(47,380)	-	47,380	-
Interest income	388	-	-	388
Interest expense	(15,498)	-	-	(15,498)
Total other expense, net	(62,490)	-	47,380	(15,110)

Income (Loss) Before Income Taxes	292,930	(47,380)	47,380	292,930

Income Tax Expense	114,900	-	-	114,900

Net Income (Loss)	$178,030	$(47,380)	$47,380	$178,030

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